Exhibit 10.9
                                 THIRD AMENDMENT
                                 ---------------

     THIRD AMENDMENT (this "Amendment"), dated as of August 29, 2000, among SILGAN HOLDINGS INC., a Delaware corporation ("Silgan"), SILGAN CONTAINERS CORPORATION, a Delaware corporation ("Containers"), SILGAN PLASTICS CORPORATION, a Delaware corporation ("Plastics", and together with Silgan and Containers, the "Borrowers," and each individually, a "Borrower"), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation ("Containers Operating"), the lenders from time to time party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as Syndication Agent (in such capacity, the "Syndication Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P. and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, BANKERS TRUST COMPANY, GOLDMAN SACHS CREDIT PARTNERS L.P. and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Arrangers (in such capacity, the "Co-Arrangers"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                W I T N E S S E T H:
                                - - - - - - - - - -


     WHEREAS, the Borrowers, the Banks, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Co-Arrangers are parties to a Credit Agreement, dated as of July 29, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows;

     NOW, THEREFORE, it is agreed:

     1. Section 8.08 of the Credit Agreement is hereby amended by deleting the ratio "3.00:1.00" appearing opposite the text "March 31, 2001 and the last day of each fiscal quarter thereafter" in the chart of such Section and inserting the ratio "2.75:1:00" in lieu thereof.

     2. In order to induce the Banks to enter into this Amendment, each Credit Party hereby represents and warrants that (i) all representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other provision of any other Credit Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Administrative Agent.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

     7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement and each other Credit Document modified hereby shall be deemed to be references to the Credit Agreement and each such other Credit Document as amended or modified hereby.

                                    * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       SILGAN HOLDINGS, INC.


                                       By:___________________________________
                                          Name:
                                          Title:


                                       SILGAN CONTAINERS CORPORATION


                                       By:___________________________________
                                          Name:
                                          Title:


                                       SILGAN PLASTICS CORPORATION


                                       By:___________________________________
                                          Name:
                                          Title:


                                       SILGAN CONTAINERS MANUFACTURING
                                         CORPORATION


                                       By:___________________________________
                                          Name:
                                          Title:

                                       BANKERS TRUST COMPANY,
                                       Individually, and as Administrative Agent and as a Co-Arranger


                                       By:___________________________________
                                          Title:



                                       BANK OF AMERICA NATIONAL TRUST &
                                         SAVINGS ASSOCIATION,
                                         Individually, and as Syndication Agent
                                         and as a Co-Arranger


                                       By:___________________________________
                                          Title:



                                       GOLDMAN SACHS CREDIT PARTNERS
                                       L.P.,
                                       Individually, and as a Co-Documentation
                                       Agent and as a Co-Arranger


                                       By:____________________________________
                                          Title:




                                       MORGAN STANLEY SENIOR FUNDING,
                                       INC.,
                                       Individually, and as a Co-Documentation
                                       Agent and as a Co-Arranger


                                       By:____________________________________
                                          Title: